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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

               Date of Report (Date of earliest event reported) :
                       December 4, 1997 (November 26, 1997)
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                      Advanced Communication Systems, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)



        0-22737                                           54-1421222
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(Commission File Number)                       (IRS Employer Identification No.)


  10089 Lee Highway, Fairfax, Virginia                        22030
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(Address of Principal Executive Offices)                    (Zip Code)

                                 (703) 934-8130
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              (Registrant's Telephone Number, Including Area Code)


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Item 2.           Acquisition or Disposition of Assets.

On November 26, 1997, Advanced Communication Systems, Inc., a Delaware corporation ("ACS"), acquired all the outstanding shares of Integrated Systems Control, Inc., a Virginia corporation ("ISC") pursuant to a Stock Purchase Agreement, dated as of October 31, 1997, by and between ACS and Howard F. Sparks, Howard F. Sparks Trust, Irene L. Sparks, Irene L. Sparks Trust, Gale V. Berry, Gale V. Berry Trust, Christine Berry and Christine Berry Trust (collectively, the "Shareholders"). The consideration paid by ACS was 475,000 shares of ACS common stock. The amount and type of consideration was determined on the basis of negotiations between ACS and the Shareholders.

ISC provides technical and engineering services to the Department of Defense, primarily the U.S. Navy, in the areas of communications and information technology. Headquartered in Virginia Beach, Virginia, ISC has operations in Virginia Beach, San Diego, Charleston and the Washington, D.C. area and lends support services from a number of sites worldwide, including Japan, Bahrain, Honolulu, Italy, and Guam. Among others, its clients include Space and Naval Warfare Systems Command and Centers, Defense Information Systems Agency Joint Interoperability Engineering Office, Naval Air Systems Command, U.S. Coast Guard, and NATO.

Item 7.             Financial Statements and Exhibits.

                    (a) Financial Statements of Business Acquired. It is not practicable to provide the required financial statements for Integrated Systems Control, Inc. at this time. The statements will be filed as an amendment to this report on Form 8-K as soon as they are prepared and not later than 60 days after the deadline for filing this Form 8-K.

                    (b) Pro Forma Financial Information It is not practicable to provide the required pro forma financial statements for ACS at this time. The statements will be filed as an amendment to this report on Form 8-K as soon as they are prepared and not later than 60 days after the deadline for filing this Form 8-K.

                    (c) Exhibits

                    10.1 Stock  Purchase  Agreement by and between
                    ACS and the Shareholders, dated as of October 31, 1997.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  December 4, 1997             ADVANCED COMMUNICATION SYSTEMS, INC.

                                             /S/ Dev Ganesan
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                                               Dev Ganesan
                            Executive Vice-President and Chief Financial Officer